August 8, 2023 KER-012 Update

KER-012 Update 2 Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: Keros’ expectations regarding its growth, strategy, progress and the design, objectives, expected results and timing of its preclinical studies and clinical trials for KER-050, KER-047, KER-012 and KER-065; and the potential of KER-012 to treat diseases such as pulmonary arterial hypertension without a dose-limiting red blood cell effect (including with respect to the TROPOS trial). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its product candidates, KER-050, KER-047, KER-012 and KER-065; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; and Keros’ dependence on third parties in connection with manufacturing, clinical trials and preclinical studies. These and other risks are described more fully in Keros’ filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 7, 2023, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third -party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only.

KER-012 Update 3 Agenda Topic Discussant(s) Welcome and Introduction Jasbir Seehra PAH Overview and Unmet Medical Needs Mardi Gomberg-Maitland KER-012 Predicted MoA & Differentiation Simon Cooper KER012 Phase 2 PAH (TROPOS) Trial Rationale, Design Mardi Gomberg-Maitland Anticipated Key Milestone Jasbir Seehra Q&A Open Panel Closing Remarks & Adjourn Jasbir Seehra

Focused on Transforming the Lives of Wide Range of Patients with Disorders Linked to Dysfunctional TGF-β superfamily signaling

Keros is a clinical-stage biopharmaceutical company
Developing potentially differentiated product candidates designed to alter transforming growth factor-beta (TGF-β) signaling and target pathways critical for the growth, repair and maintenance of a number of tissue and organ systems

We believe our product candidates have the potential to unlock the full therapeutic benefits of modulating the TGF-β superfamily and provide disease-modifying benefit to patients



PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
HEMATOLOGY
KER-050 therapeutic protein
Myelodysplastic Syndromes (MDS)
KER-050 therapeutic protein
Myelofibrosis (MF)
KER-047 small molecule
Functional Iron Deficiency (FID)-Anemia in MDS and MF
PULMONARY & CARDIOVASCULAR
KER-012 therapeutic protein
Pulmonary Arterial Hypertension
KER-012 therapeutic protein
Chronic Heart Failure with Preserved Ejection Fraction/Reduced Ejection Fraction
NEUROMUSCULAR
KER-065 therapeutic protein
Duchenne Muscular Dystrophy
PRECLINICAL
Musculoskeletal
Undisclosed Assets

KER-012 Update 4

KER-012 Update 5 Director of the Pulmonary Hypertension Program at The George Washington University Heart and Vascular Institute. Over 150 publications, including, CHEST, Circulation, Circulation Heart Failure, European Respiratory Journal, Journal of American College of Cardiology (JACC), JACC Heart Failure, JAMA-Internal Medicine, and the New England Journal of Medicine. Past Chair of the Pulmonary Hypertension Council at the International Society of Heart and Lung Transplantation, Vice-Chair of the Education Committee at the International Society of Heart and Lung Transplantation, Section Editor at Journal of American College of Cardiology, and an Associate Editor at both CHEST and the European Respiratory Journal. Mardi Gomberg-Maitland, MD, MSC TROPOS Steering Committee Chair

Pulmonary Arterial Hypertension Overview KER-012 Update 6

PAH is Characterized by Vascular Remodeling and Dysfunction

Leads to Hemodynamic Abnormalities, Disease Progression, and Severe Morbidity

Normal/Healthy



PAH/Diseased


50 μm

Vascular Smooth Muscle Pathology:

- **Pulmonary Smooth Muscle & Endothelial Cell Proliferation**
- **Inflammation**
- **Vasoconstriction**

↑ mPAP ↑ PVR



RV Remodeling & Failure

Humbert M, et al. *Euro Resp J* 2019;53 (1801887) 1-14; mPAP=mean pulmonary arterial pressure; PVR=pulmonary vascular resistance ; RV=right ventricle

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8 Bluish lips and skin Fatigue & Weakness Angina (chest pain) Fluttering Chest Sensation Dyspnea (shortness of breath) Dizziness & Fainting Dry Coughing Abdominal Bloating Peripheral Edema (Swelling) Decreased Work Productivity Diminished Functional Capacity Poor Quality of Life Anxiety & Depression KER-012 Update Pulmonary Arterial Hypertension is All Encompassing Symptoms and Complications Negatively Impact Most Aspects of Patients’ Lives

KER-012 Update 9 Epidemiology: ~40,000 addressable PAH patients in U.S. (~59-81% Female1) Reported average age at diagnosis: 36-71 years2 Cause & Prognosis: ~50-60% idiopathic origin (U.S./Europe)1 Slightly above 50% survival at 5 years • Current standard of care (SOC) for PAH is the use of drugs that promote vasodilation • Currently available treatments do not correct the underlying biology Pulmonary Arterial Hypertension at a Glance A Rare, Progressive and Debilitating Disease Resulting in Significant Health and Economic Burden 1. Hoeper MM, et al. Lancet Resp Med DOI:https://doi.org/10.1016/S2213-2600(15)00543-3; 2. Rothbard N, et al. Cardiol J. 2020; 27(2):184-193.

KER-012 MOA and Differentiation in PAH KER-012 Update 10

KER-012 Update 11 KER-012 is a modified activin receptor IIB ligand trap ▸Designed to rebalance TGF-β superfamily signaling ▸ Being developed for the treatment of pulmonary and cardiovascular disorders, including PAH ▸ KER-012 is designed to preferentially inhibit select ligands (activin A, activin B, GDF 8 and GDF 11) to potentially rebalance TGF-β superfamily signaling without a dose-limiting increase in RBCs Cellular Signaling Defects: • Increased Activin Signaling • Reduced BMP Signaling Normal/Healthy PAH/Diseased BMPTGF-b GDF Activin Pro-Proliferative Anti-Proliferative TGF-b Signaling Balanced BMP TGF-b GDF Activin Pro-Proliferative Anti-Proliferative TGF-b Signaling Imbalanced Vascular Smooth Muscle Pathology: • Pulmonary Smooth Muscle & Endothelial Cell Proliferation • Inflammation • Vasoconstriction Humbert M, et al. Euro Resp J 2019;53 (1801887) 1-14; GDF=growth differentiation factors; BMP=bone morphogenic proteins PAH Pathophysiology and Disease Progression Characterized by TGF-b Signaling Imbalance in Pulmonary Artery Vascular Wall (and Endothelial Cells)

KER-012 is designed to inhibit select TGF-β superfamily ligands to: • Inhibit pro-proliferative activins and GDFs without increasing RBCs • Spare BMP binding to permit anti-proliferative BMP signaling KER-012 Structure TGF-b TGF-b GDF Activin Pro-Proliferative Anti-Proliferative TGF-b Signaling Imbalanced PAH Activin BMP GDF Activin Pro-Proliferative Normalized Anti-Proliferative Normalized TGF-b Signaling Rebalanced KER-012 TGF-b BMP KER-012 Update 12 KER-012 A Novel, Investigational Activin Receptor Type IIB Ligand Trap

KER-012 vs. Native ActRIIA

In Vitro Binding Studies Support Comparable Activin/GDF Specificity and Greater BMP-Sparing of KER-012

In Vitro **Ligand Binding Affinity**

Strong	Semi-Strong	Semi-Weak	Weak

Activin/GDF Ligand Binding

	ActRIIA-Fc	KER-012 (Modified ActRIIB-Fc)
Activin A	Strong	Strong
Activin B	Strong	Strong
Activin C	Weak	Weak
GDF-8	Strong	Strong
GDF-11	Strong	Strong

BMP Ligand Binding

	ActRIIA-Fc	KER-012 (Modified ActRIIB-Fc)
BMP-2	Semi-Weak	Weak
BMP-3	Weak	Weak
BMP-4	Semi-Weak	Weak
BMP-5	Strong	Semi-Strong
BMP-6	Strong	Weak
BMP-7	Strong	Semi-Strong
BMP-9	Semi-Weak	Weak
BMP-10	Strong	Strong

- **KER-012 affinity for SMAD2/3 ligands is comparable to ActRIIA**
- **KER-012 had lower affinity for multiple BMPs compared to ActRIIA**

Gudelsky A et al American Thoracic Society 2023 Annual Meeting. Am J Respir Crit Care Med 2023;207:A378

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KER-012 vs. Native ActRIIA

In Vitro Binding Studies Support Comparable Activin/GDF Specificity and Greater BMP-Sparing of KER-012

***In Vitro* Ligand Binding Affinity**

Strong	Semi-Strong	Semi-Weak	Weak

Activin/GDF Ligand Binding

	ActRIIA-Fc	KER-012 (Modified ActRIIB-Fc)
Activin A	Strong	Strong
Activin B	Strong	Strong
Activin C	Weak	Weak
GDF-8	Strong	Strong
GDF-11	Strong	Strong

BMP Ligand Binding

	ActRIIA-Fc	KER-012 (Modified ActRIIB-Fc)
BMP-2	Semi-Weak	Weak
BMP-3	Weak	Weak
BMP-4	Semi-Weak	Weak
BMP-5	Strong	Semi-Strong
BMP-6	Strong	Weak
BMP-7	Strong	Semi-Strong
BMP-9	Semi-Weak	Weak
BMP-10	Strong	Strong

- KER-012 affinity for SMAD2/3 ligands is comparable to ActRIIA
- **KER-012 had lower affinity for multiple BMPs compared to ActRIIA**

Gudelsky A et al American Thoracic Society 2023 Annual Meeting. Am J Respir Crit Care Med 2023;207:A378

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1. K. Babbs, et al. Am J Respir Crit Care Med 2022;205:A5776; 2. Babbs K, et al. Am Heart Association Scientific Sessions 2021; RKER-012 = Research KER-012 fused with Fc region of murine IgG1 0.0 0.2 0.4 0.6 0.8 Fulton Index R V /( L V + S ) -15.7% -28.0% ✱ ✱ ✱ ✱ ns ✱ ✱ ns 0 20 40 60 80 100 Pulmonary Artery Pressure s P A P ( m m H g ) -27.5% -44.5% ✱ ✱ ✱ ✱ ns ✱ ✱ ns One way ANOVA followed by Sidak post-hoc test. Ns – not significant, * p ≤ 0.05, ** p ≤ 0.01, *** p ≤ 0.001, **** p ≤ 0.0001. Percent change compared to hypoxia + vehicle rats. Hypoxia/PAH Hypoxia/PAH Sugen-Hypoxia Model of PAH1 Pulmonary Artery Banding2 (Direct Cardiac Effects) Cardiac Fibrosis S ham P A B + V eh ic le P A B + R K E R -0 12 0 5 10 15 20 25 F ib ro ti c t is s u e ( % ) -38.9% ✱✱✱✱ ✱✱ 15KER-012 Update RKER-012 Preclinical Data Reduced Pulmonary Arterial Pressure, Right Ventricle Hypertrophy, and Cardiac Fibrosis Observed in Rodent PAH Models

Observed KER-012 Profile Supports Therapeutic Rationale in PAH

- Keros completed a randomized, double-blind, placebo-controlled, two-part Phase 1 clinical trial to evaluate single and multiple ascending doses of KER-012 in healthy volunteers.
  - The primary objectives of this trial were safety, tolerability and pharmacokinetics.

PAH Domain	Preclinical Data	Phase 1 Clinical Trial[1,2]
 **MOA & Ligand Specificity:**	• **Strong activin/GDF binding observed** • **Observed to be BMP-sparing vs. ActRIIA-Fc**	• **We believe PD data support potential for maximal target engagement with doses in Phase 2**
 **Fibrosis & Inflammation:**	**↓ Inflammation** **↓ Fibrosis**	**↓ Pro-inflammatory biomarkers** **↑ Anti-inflammatory biomarkers** **↓ Pro-fibrotic biomarkers** **↑ Anti-fibrotic biomarkers**
 **CV & Hemodynamics:**	**↓ Smooth muscle hypertrophy** **↓ PAP** **↓ RVH** **↓ Cardiac fibrosis (direct)** **↓ Ventricular dysfunction biomarkers**	**↓ Ventricular dysfunction biomarkers** **↓ Remodeling biomarkers**
 **Erythropoiesis (Hb/RBCs):**	**No increase observed**	**No clinically meaningful changes observed**
 **Safety & Tolerability:**	**N/A**	• **Generally well tolerated up to 4.5 mg/kg (multiple doses) in Part 2 of the trial** • **AEs generally mild**

1. Natarajan H., et al. American Society for Bone and Mineral Research 2022 Annual Meeting; 2. Natarajan H., et al. 2023 American Thoracic Society International Conference; PAP=pulmonary arterial pressure; RVH=right ventricular hypertrophy

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Rationale of TROPOS Trial in PAH KER-012 Update 17 Mardi Gomberg-Maitland, MD, MSc George Washington University School of Medicine and Health Sciences

Targeting the TGF-β Superfamily in PAH

Phase 3 STELLAR Trial Presented at American College of Cardiology 2023 Scientific Sessions

- Sotatercept is an investigational activin receptor IIA-Fc (native ActRIIa fused to Fc region of IgG1) ligand trap
- A third-party Phase 3 clinical trial of sotatercept[1] demonstrated the importance of the TGF-β superfamily in patients with PAH
  - Improved 6-minute walking distance (6MWD) along with hemodynamics, biomarkers, World Health Organization Functional Class, Risk Scores, delayed time to clinical worsening, and improved 2 of 3 quality of life domains was reported in this trial[1]
  - Adverse events that occurred more frequently with sotatercept than with placebo in that Phase 3 trial included increased hemoglobin levels, epistaxis and telangiectasia[1]

1. Hoeper M, et al. *New Eng J Med* 2023; 388 (16):1478-90

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19 • Maximum dose in PAH limited to 0.7 mg/kg in the clinical trial due to increased hemoglobin observed in earlier-phase clinical trials1,2 1. Sherman et al 2013 J. Clin Pharmacol 53(11) 1121–1130; 2. Humbert M et al, New Engl J Med 2023; 384:1204-15; 3. Cappellini MD et al. Haematologica 2019; 104(3) 477-484 Sherman et al 2013 (Phase 1) Humbert et al 2021 (Phase 2 PAH) Cappellini et al 2019 (Phase 2 b-thalassemia) KER-012 Update Sotatercept Dosing in PAH Limited Due to On-Target AEs Doses between 0.3 mg/kg and 0.7 mg/kg administered every 21 days

KER-012 Update 20 • BMP-sparing ligand trap has the potential to reduce bleeding risk Loss of BMP Signaling Impairs Endothelial Function and Vascular Integrity

KER-012 Update 21 A Randomized, Phase 2, Double-blind, Placebo-controlled Trial to Investigate the Safety and Efficacy of KER-012 in Combination with Background Therapy in Adult Participants with Pulmonary Arterial Hypertension Planning for ~60 sites TROPOS is a Global Phase 2 Clinical Trial in PAH

Key Eligibility Criteria for Participation

Adult patients ≥ 18 years of age.

Primary diagnosis of symptomatic PAH (WHO Group 1) in subgroups:

- Idiopathic
- Heritable
- Drug or toxin-induced
- PAH associated with:
  - Connective tissue disease,
  - Congenital systemic-pulmonary intracardiac shunt
- Hemodynamic parameters consistent with PAH diagnosis:
  - Mean pulmonary arterial pressure (mPAP) > 20 mmHg at rest, AND
  - Pulmonary artery wedge pressure (PAWP) ≤ 15 mmHg, AND
  - Pulmonary vascular resistance (PVR) ≥ 5 Wood Units (400 dyn·sec·cm−5).

WHO/NYHA FC II or III symptoms

Stable PAH-specific background therapy (ERA/PDE5-I/sGC stimulator/prostacyclin analogue or receptor agonist).

Six-minute walk distance (6MWD) ≥ 150 and ≤ 500 meters

- Note: Right-heart catheterization will be performed during Screening

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23 • Evidence or history of left ventricular dysfunction and/or clinically significant cardiac disease • Has pulmonary function tests (PFTs) with evidence of significant obstructive or parenchymal lung disease • Evidence of thromboembolic disease assessed by ventilation perfusion (V/Q) lung scan or other local standard of care diagnostic evaluation at the time of PAH diagnosis or after • Has uncontrolled systemic hypertension • Hemoglobin < 9 g/dL at screening • Prior heart or heart-lung transplants, active on the lung transplant list, or life expectancy of < 12 months per Investigator assessment KER-012 Update • Diagnosis of pulmonary veno-occlusive disease or pulmonary capillary hemangiomatosis • Initiation or discontinuation of an exercise program for cardiopulmonary rehabilitation within 90 days prior to baseline or planned initiation during the study • Prior participation in a KER-012 study or prior treatment with a therapy targeting TGF-β superfamily (e.g. sotatercept) • Prior participation in another interventional clinical study with medicinal products within 30 days or 5 half-lives prior to screening, whichever is longer. Key Exclusion Criteria

KER-012 Update 24 Approximately 90 patients diagnosed with PAH and on stable PAH background therapy will be randomized and assigned in a 2:2:2:3 ratio to the 1.5 mg/kg, 3.0 mg/kg, and 4.5 mg/kg KER-012 doses and placebo treatment arms. 1.5 mg/kg KER-012 (Q4W) (n=20) 3.0 mg/kg KER-012 (Q4W) (n=20) 4.5 mg/kg KER-012 (Q4W) (n=20) 3.0 mg/kg KER-012 (Q4W)Placebo (Q4W) (n=30) N=90 Stratified Randomization 2:2:2:3 8 Weeks Post Last Dose OR 4 Weeks Post End of Extension Period (as applicable) 24-Week Treatment Period Double-Blind, Placebo-Controlled 72-Week Extension Period Double-Blind, All Active Safety Follow-Up (End of Trial) Final Analysis Extension Analysis TROPOS Trial Design

KER-012 Update 25 Primary Objective Primary Endpoint To evaluate the effect of KER-012 on hemodynamics compared to placebo in participants on background PAH therapy Change from baseline in pulmonary vascular resistance (PVR) at Week 24 Key Secondary Objective Key Secondary Endpoint To evaluate the effect of KER-012 on exercise capacity compared to placebo in participants on background PAH therapy Change from baseline in 6MWD at Week 24 TROPOS Primary & Key Secondary Objective & Endpoint Pooled-Arm KER-012 Hemodynamics and Exercise Capacity Evaluated vs. Placebo over a 24-week Treatment Period

KER-012 Update 26 Secondary Objective Secondary Endpoint To evaluate the safety and tolerability of KER-012 Incidence of treatment-emergent AEs, treatment related AEs and discontinuation due to AEs; change from baseline in clinical lab values, vital signs and ECG; Incidence of ADA To evaluate the effects of KER-012 on hemodynamics Change from baseline in mPAP, CO, CI, PAWP, mRAP, SvO2, SV, SVI and PAC at Week 24 and Week 96 To evaluate the effects of KER-012 on NT-proBNP Change from baseline in NT-proBNP by visit To evaluate improvement in functional class of KER-012 compared to placebo Proportion of participants who achieved improvement from baseline in NYHA FC/WHO by visit ECG=electrocardiogram; CO=carbon monoxide; CI=cardiac index; mRAP=; Sv02=venous oxygen saturation;SV=stroke volume; SVI=stroke volume index; PAC=premature atrial contractions; NT-proBNP=n-terminal pro-b-type natriuretic peptide TROPOS Secondary Objectives and Endpoints Evaluated vs. Placebo over a 24-week Treatment and 72-week Extension Period

KER-012 Update 27 Exploratory Objectives Exploratory Endpoints To evaluate physical activity Change from baseline in overall activity as measured by actigraphy To evaluate improvement in additional risk stratification measures Proportion of patients who achieve improvement in REVEAL Lite 2 and COMPERA 2.0 by visit To evaluate the effect of KER-012 on clinical worsening Incidence of and time to first clinical worsening To evaluate the PD effect of KER-012 on biomarkers Change from baseline in PAH-related biomarkers and other biomarkers by visit To evaluate the HRQoL Change from baseline in HRQoL measures by visit (PAH-SYMPACT and emPHasis-10) HRQoL=health-related quality of life TROPOS Exploratory Objectives and Endpoints Evaluated vs. Placebo over a 24-week Treatment and 72-week Extension Period

KER-012 Update 28 ▸KER-050 ▸Complete enrollment in transfusion-dependent cohorts in Phase 2 MDS trial H2 2023 ▸Announce additional data from Part 2 of Phase 2 MDS trial H2 2023 ▸Announce dose escalation data from Phase 2 MF trial H2 2023 ▸Initiate Part 2 of Phase 2 MF trial H2 2023 ▸KER-047 ▸Announce initial data from Phase 2 FID (MDS and MF) trial H1 2024 ▸KER-012 ▸Initiate Phase 2 open-label biomarker trial in patients with chronic heart failure H2 2023 with preserved ejection fraction and in such patients with reduced ejection fraction ▸KER-065 ▸Commence Phase 1 healthy volunteer trial Q1 2024 Anticipated Key Milestones

Questions & Answers KER-012 Update 29